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                                                                    Exhibit 23.1

                               ARTHUR ANDERSEN LLP

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Form S-3 Registration Statement of our reports dated February 27, 1998 included in Advanta Corp.'s Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this Form S-3 Registration Statement.


                                               /s/ Arthur Andersen LLP

Philadelphia, PA
February 8, 1999